Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2001


Merrill Lynch
EuroFund



www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
EuroFund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION


As a Percentage of Stocks
As of April 30, 2001

A pie graph representing the following percentages:

Portugal                                    0.7%
Spain                                       4.9%
Sweden                                      4.2%
Italy                                       8.9%
Netherlands                                10.0%
United Kingdom                             30.5%
Finland                                     4.9%
Denmark                                     0.8%
Ireland                                     2.6%
Switzerland                                 6.2%
Germany                                     9.8%
France                                     16.5%

*Countries include Hungary, Poland and Turkey.


EUROPEAN STOCK MARKET PERFORMANCE


Total Return for the
Six-Month Period
Ended April 30, 2001
In US dollars*

A bar chart representing the following percentages:

Sweden                                    -26.7%
Finland                                   -16.5%
Norway                                     -6.9%
United Kingdom                             -6.7%
Italy                                      -6.5%
Denmark                                    -5.9%
Netherlands                                -5.7%
Germany                                    -4.1%
Switzerland                                -4.1%
France                                     -4.0%
Spain                                       0.7%
Ireland                                     5.7%


Source: Financial Times/
Standard & Poor's--
Actuaries Index.


*For the six-month period
 ended April 30, 2001,
 total investment return for
 the Financial Times/
 Standard & Poor's--
 Actuaries Europe Index
 was -6.26%.



Merrill Lynch EuroFund
April 30, 2001


DEAR SHAREHOLDER

During the six months ended April 30, 2001, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of +1.53%, +1.00%, +0.97% and +1.35%, respectively, while the total return of the unmanaged Morgan Stanley Capital International Europe Index was -7.15%. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) The Fund outperformed the Lipper European Region Funds Average, which returned -10.16% for the same period.

Investment Environment
European equity markets saw continued pressure on stock prices during the last six months with a rally only occurring during April in response to the repeated lowering of short-term interest rates in the United States by the Federal Reserve Board. The major theme was profit warnings, initially confined to the technology sectors but broadening out to many areas of the market as global economies continued to decelerate. The areas of the market that best resisted the downward pressure were a combination of cyclical and defensive sectors, such as materials, automotive, energy and food, utilities and banks. In contrast, the areas to suffer the worst performance included technology hardware, telecommunications services and software.

European Economies
As mentioned above, the general trend in the European economies during this period was one of deceleration of growth, driven by a reduction in capital investment and slower consumer spending. Consensus expectations for European gross domestic product growth in 2001 dropped from 3.0% during the fourth quarter of 2000 to below 2.5% by March 31, 2001. Expectations for the slowdown in the US economy were even more pronounced, with estimated economic growth for 2001 having fallen to 1.7% by March 31, 2001 from a previous consensus of 3.0% at the end of 2000. Inflation has remained above the European Central Bank's target rate of 2% because of persistently high energy prices, which have been exacerbated in euro terms by the strength of the US dollar. This has prevented the European Central Bank from following its US counterpart and reducing short-term interest rates to rekindle demand. However, we believe the impact from high energy prices is likely to be relatively short-lived and the European Central Bank should be able to take more decisive steps to provide a monetary stimulus for the European economies later in the year.

Valuations
European stock markets are currently valued at 18 times price-to-expected earnings for 2001, with earnings forecast to grow by between 3% and 5%. This is a premium valuation compared to recent history, which we believe is justified given the low level of interest rates. Recently, the shape of the European yield curve has steepened quite significantly at the long end of the bond market reflecting the developments in the United States and investors' confidence in the Federal Reserve Board's ability to bring about an economic recovery in 2002.

Portfolio Strategy
During the last six months, we have moved from a very defensive stance in relative sector preference to a more balanced approach as the valuation differentials between many of the sectors have narrowed. We have taken profits in a number of areas, most notably food and beverage, utilities and selected financials, and have increased exposure to technology stocks, energy and pharmaceuticals. With the steepening of the yield curve, we believe that stocks that are particularly exposed to an improvement in economic growth are currently interesting candidates for increased investment. Overall, we remain cautiously optimistic about the prospects for European equity markets.

In Conclusion
We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in the next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(James A. Macmillan)
James A. Macmillan
Vice President and Senior Portfolio Manager



May 29, 2001




Merrill Lynch EuroFund
April 30, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contin-gent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return

                                     % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

One Year Ended 3/31/01                    - 6.70%        -11.60%
Five Years Ended 3/31/01                  +14.41         +13.18
Ten Years Ended 3/31/01                   +13.02         +12.42

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

One Year Ended 3/31/01                    - 7.59%        -11.10%
Five Years Ended 3/31/01                  +13.24         +13.24
Ten Years Ended 3/31/01                   +11.88         +11.88

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 3/31/01                    - 7.64%        - 8.51%
Five Years Ended 3/31/01                  +13.24         +13.24
Inception (10/21/94)
through 3/31/01                           +12.63         +12.63

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

One Year Ended 3/31/01                    - 6.94%        -11.83%
Five Years Ended 3/31/01                  +14.12         +12.90
Inception (10/21/94)
through 3/31/01                           +13.53         +12.58

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch EuroFund
April 30, 2001


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                                      Ten Years/
                                                      6 Month          12 Month    Since Inception
As of April 30, 2001                                Total Return     Total Return    Total Return
ML EuroFund Class A Shares                              +1.53%           +1.53%        +263.06%
ML EuroFund Class B Shares                              +1.00            +0.52         +227.41
ML EuroFund Class C Shares                              +0.97            +0.48         +127.98
ML EuroFund Class D Shares                              +1.35            +1.28         +140.11

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares.


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Robert C. Doll, Jr., Senior Vice President
James A. Macmillan, Vice President and
Senior Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Arthur Zeikel, Trustee of MerrillLynch EuroFund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.



Merrill Lynch EuroFund
April 30, 2001

SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                              Shares                                                                                Percent of
Industries                     Held                      Investments                                    Value       Net Assets

Denmark
Services                        141,526    ++ISS A/S                                                  $    8,237,737    0.8%

                                           Total Investments in Denmark (Cost--$8,927,729)                 8,237,737    0.8

Finland

Forestry                        894,215    Metsa-Serla Oyj `B'                                             6,699,253    0.6
                                698,724    Stora Enso Oyj 'R'                                              7,867,506    0.7
                                410,180    UPM-Kymmene Oyj                                                12,855,579    1.2
                                                                                                      --------------  ------
                                                                                                          27,422,338    2.5

Telecommunications              770,857    Nokia Oyj (Series A)                                           25,492,380    2.4
Equipment

                                           Total Investments in Finland (Cost--$46,379,668)               52,914,718    4.9


France

Automobiles                      77,993    PSA Peugeot Citroen                                            22,258,932    2.0
Banking                         188,197    Banque Nationale de Paris (BNP)                                16,718,917    1.5
                                195,569    Societe Generale 'A'                                           12,605,560    1.2
                                                                                                      --------------  ------
                                                                                                          29,324,477    2.7

Building Materials              115,789    Compagnie de Saint Gobain                                      17,451,950    1.6
                                 80,551    Lafarge SA (Ordinary)                                           7,734,409    0.7
                                                                                                      --------------  ------
                                                                                                          25,186,359    2.3

Energy                          175,819    Total Fina SA 'B'                                              26,188,029    2.4

Financial Services              177,298    Eurazeo                                                        11,553,642    1.1

Media                           140,210    Vivendi Universal SA                                            9,702,410    0.9

Mining                          702,941    Usinor SA                                                       9,180,141    0.8

Pharmaceuticals                 371,756    Aventis SA                                                     28,773,981    2.6

Telecommunications               93,610    Alcatel                                                         3,045,903    0.3
Equipment

Utilities                        78,270    Suez Lyonnaise des Eaux SA                                     11,561,071    1.1

                                           Total Investments in France (Cost--$134,153,088)              176,774,945   16.2


Germany

Banking                         218,660    Bayerische Hypo-und Vereinsbank AG                             12,097,111    1.1
                                145,412    Deutsche Bank AG (Registered Shares)                           11,828,619    1.1
                                                                                                      --------------  ------
                                                                                                          23,925,730    2.2

Capital Goods                   365,889    Kloeckner-Werke AG                                              5,498,532    0.5
                                341,820    Thyssen Krupp AG                                                5,273,202    0.5
                                                                                                      --------------  ------
                                                                                                          10,771,734    1.0

Chemicals                       350,079    Bayer AG                                                       14,680,976    1.4
                                199,050    Henkel KGaA (Preferred)                                        12,476,976    1.1
                                                                                                      --------------  ------
                                                                                                          27,157,952    2.5


Merrill Lynch EuroFund
April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                              Shares                                                                                Percent of
Industries                     Held                      Investments                                    Value       Net Assets

Germany (concluded)
Telecommunications              350,411    Deutsche Telekom AG (Registered Shares)                    $    9,133,827    0.8%
Utilities                       475,357    E.On AG                                                        23,875,228    2.2
                                256,322    RWE AG                                                          9,931,047    0.9
                                                                                                      --------------  ------
                                                                                                          33,806,275    3.1

                                           Total Investments in Germany (Cost--$99,985,841)              104,795,518    9.6


Ireland

Banking                       2,161,611    Bank of Ireland                                                20,870,514    1.9

Financial Services              583,890    Irish Life & Permanent PLC                                      6,419,193    0.6

                                           Total Investments in Ireland (Cost--$22,001,588)               27,289,707    2.5


Italy

Banking                       6,176,227    Banca Intesa SpA                                               23,162,815    2.1

Energy                        4,530,959    ENI SpA                                                        31,012,384    2.9

Insurance                       497,902    Assicurazioni Generali                                         16,068,413    1.5

Telecommunications            2,398,965    Olivetti SpA                                                    5,370,479    0.5
                                791,272    Telecom Italia Mobile (TIM) SpA                                 5,436,949    0.5
                              2,317,792    Telecom Italia SpA (Registered Shares)                         14,446,329    1.3
                                                                                                      --------------  ------
                                                                                                          25,253,757    2.3

                                           Total Investments in Italy (Cost--$91,816,276)                 95,497,369    8.8


Netherlands

Chemicals                       588,088    Akzo Nobel NV                                                  24,479,675    2.3

Energy                          410,076    Royal Dutch Petroleum Company                                  24,504,846    2.3

Financial Services              341,255    ING Groep NV                                                   23,287,788    2.1

Mining                          435,801    Ispat International NV (NY Registered Shares)                   1,198,453    0.1

Services                        465,868    Buhrmann NV                                                     7,719,691    0.7
                                514,322    Vedior NV 'A'                                                   5,243,976    0.5
                                                                                                      --------------  ------
                                                                                                          12,963,667    1.2

Telecommunications              560,635    KPN NV                                                          6,849,473    0.6

Wholesale Trade                 285,265    Hagemeyer NV                                                    5,703,255    0.5
                                327,079    Internatio-Muller NV                                            7,844,182    0.7
                                                                                                      --------------  ------
                                                                                                          13,547,437    1.2
                                           Total Investments in the Netherlands (Cost--
                                           $104,604,193)                                                 106,831,339    9.8


Portugal

Utilities                     2,866,762    Electricidade de Portugal, SA (EDP)                             7,777,514    0.7

                                           Total Investments in Portugal (Cost--$7,429,500)                7,777,514    0.7


Merrill Lynch EuroFund
April 30, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                              Shares                                                                                Percent of
Industries                     Held                      Investments                                    Value       Net Assets

Spain
Energy                          610,044    Repsol-YPF, SA                                             $   11,304,079    1.0%

Telecommunications            1,195,209    ++Telefonica SA                                                20,218,547    1.9

Utilities                     1,246,556    Endesa SA                                                      20,987,682    1.9

                                           Total Investments in Spain (Cost--$59,131,454)                 52,510,308    4.8


Sweden

Banking                       1,313,990    Skandinaviska Enskilda Banken (SEB) 'A'                        12,153,544    1.1

Capital Goods                   189,250    ++Svedala Industri AB                                           3,279,768    0.3

Consumer Goods                1,124,767    Electrolux AB 'B'                                              18,561,777    1.7

Telecommunications            1,711,499    Telefonaktiebolaget LM Ericsson AB 'B'                         10,997,852    1.0
Equipment

                                           Total Investments in Sweden (Cost--$45,922,153)                44,992,941    4.1


Switzerland

Insurance                        43,485    Zurich Financial Services AG                                   15,465,010    1.4

Pharmaceuticals                  19,328    ++Novartis AG (Registered Shares)                              30,035,327    2.8
                                  2,905    ++Roche Holding AG (Genuss)                                    20,863,623    1.9
                                                                                                      --------------  ------
                                                                                                          50,898,950    4.7

                                           Total Investments in Switzerland (Cost--$79,668,609)           66,363,960    6.1


United Kingdom

Aerospace & Defense           1,594,590    British Aerospace PLC                                           7,551,895    0.7

Banking                         701,616    Abbey National PLC                                             12,448,015    1.1
                                911,300    Barclays PLC                                                   29,337,481    2.7
                              1,539,508    HSBC Holdings PLC                                              20,287,125    1.9
                              1,196,218    Lloyds TSB Group PLC                                           12,434,401    1.1
                                                                                                      --------------  ------
                                                                                                          74,507,022    6.8

Building &                    1,448,800    Hanson PLC                                                      9,815,385    0.9
Construction

Capital Goods                 6,873,021    Invensys PLC                                                   14,406,691    1.3

Engineering                   1,800,987    Rolls-Royce PLC                                                 5,488,695    0.5

Food                          1,139,368    Allied Domecq PLC                                               6,977,289    0.6
                              1,797,238    Cadbury Schweppes PLC                                          11,083,114    1.0
                              5,142,718    Unilever PLC                                                   38,851,301    3.6
                                                                                                      --------------  ------
                                                                                                          56,911,704    5.2

Hotels & Leisure                555,237    Bass PLC                                                        6,109,191    0.6
                                680,731    Whitbread Holdings PLC                                          5,405,644    0.5
                                                                                                      --------------  ------
                                                                                                          11,514,835    1.1


Merrill Lynch EuroFund
April 30, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                            (in US dollars)
                              Shares                                                                                Percent of
Industries                     Held                      Investments                                    Value       Net Assets

United Kingdom (concluded)
Insurance                       853,723    CGNU PLC                                                   $   11,848,617    1.1%
                              1,054,317    Prudential Corporation PLC                                     12,339,667    1.1
                                681,117    Royal & Sun Alliance Insurance Group PLC                        4,823,984    0.5
                                                                                                      --------------  ------
                                                                                                          29,012,268    2.7

Retail                        1,798,502    Boots Company PLC                                              15,890,107    1.5
                              3,360,972    J Sainsbury PLC                                                19,103,271    1.7
                              1,624,449    Kingfisher PLC                                                 10,459,177    1.0
                              1,524,590    Safeway PLC                                                     7,024,054    0.6
                                                                                                      --------------  ------
                                                                                                          52,476,609    4.8

Security                      3,118,979    ++Chubb PLC                                                     7,363,348    0.7

Telecommunications            1,827,084    British Telecommunications PLC                                 14,587,190    1.4
                             14,075,487    Vodafone Group PLC                                             42,745,466    3.9
                                                                                                      --------------  ------
                                                                                                          57,332,656    5.3

                                           Total Investments in the United Kingdom
                                           (Cost--$329,417,604)                                          326,381,108   30.0


                              Face
                             Amount                 Short-Term Securities

Repurchase               US$ 11,135,000    UBS Warburg Corp. LLC, purchased on 4/30/2001
Agreements*                                to yield 4.45% to 5/01/2001                                    11,135,000    1.0

                                           Total Investments in Short-Term Securities
                                           (Cost--$11,135,000)                                            11,135,000    1.0

Total Investments (Cost--$1,040,572,703)                                                               1,081,502,164   99.3
Other Assets Less Liabilities                                                                              7,526,261    0.7
                                                                                                      --------------  ------
Net Assets                                                                                            $1,089,028,425  100.0%
                                                                                                      ==============  ======


++Non-income producing security.
*Repurchase Agreements are fully collateralized by US Government &
Agency Obligations.

See Notes to Financial Statements.


PORTFOLIO INFORMATION


As of April 30, 2001
                                   Percent of
Ten Largest Equity Holdings        Net Assets

Vodafone Group PLC                     3.9%
Unilever PLC                           3.6
ENI SpA                                2.9
Novartis AG (Registered Shares)        2.8
Barclays PLC                           2.7
Aventis SA                             2.6
Total Fina SA 'B'                      2.4
Nokia Oyj (Series A)                   2.4
Royal Dutch Petroleum Company          2.3
Akzo Nobel NV                          2.3



                                   Percent of
Ten Largest Industries             Net Assets

Banks                                 16.8%
Telecommunications                    10.9
Energy                                 8.6
Insurance                              7.7
Pharmaceuticals                        7.3
Utilities                              6.8
Food                                   6.3
Telecommunications Equipment           3.7
Retail                                 4.8
Chemicals                              4.8


Merrill Lynch EuroFund
April 30, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of April 30, 2001
Assets:             Investments, at value (identified cost--$1,040,572,703)                               $1,081,502,164
                    Cash                                                                                          64,460
                    Foreign cash                                                                              11,680,036
                    Receivables:
                      Dividends                                                          $    8,988,287
                      Beneficial interest sold                                                1,300,975
                      Interest                                                                    1,376       10,290,638
                                                                                         --------------
                    Prepaid registration fees and other assets                                                   119,234
                                                                                                          --------------
                    Total assets                                                                           1,103,656,532
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                    9,102,912
                      Beneficial interest redeemed                                            3,363,106
                      Investment adviser                                                        679,505
                      Distributor                                                               438,826       13,584,349
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,043,758
                                                                                                          --------------
                    Total liabilities                                                                         14,628,107
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,089,028,425
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    2,342,152
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      3,399,529
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        340,412
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      2,245,553
                    Paid-in capital in excess of par                                                       1,081,001,801
                    Undistributed investment income--net                                                       4,726,953
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net                                                  (45,726,324)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                40,698,349
                                                                                                          --------------
                    Net assets                                                                            $1,089,028,425
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $328,580,775 and 23,421,516 shares
                             of beneficial interest outstanding                                           $        14.03
                                                                                                          ==============
                    Class B--Based on net assets of $408,703,899 and 33,995,290 shares
                             of beneficial interest outstanding                                           $        12.02
                                                                                                          ==============
                    Class C--Based on net assets of $40,033,736 and 3,404,119 shares
                             of beneficial interest outstanding                                           $        11.76
                                                                                                          ==============
                    Class D--Based on net assets of $311,710,015 and 22,455,531 shares
                             of beneficial interest outstanding                                           $        13.88
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 2001


FINANCIAL INFORMATION (continued)


Statement of Operations for the Six Months Ended April 30, 2001
Investment          Dividends (net of $1,752,642 foreign withholding tax)                                 $   13,724,277
Income:             Interest                                                                                      55,783
                                                                                                          --------------
                    Total income                                                                              13,780,060
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    4,416,708
                    Account maintenance and distribution fees--Class B                        2,256,500
                    Account maintenance fees--Class D                                           407,458
                    Transfer agent fees--Class B                                                397,997
                    Custodian fees                                                              360,735
                    Transfer agent fees--Class A                                                274,895
                    Transfer agent fees--Class D                                                250,735
                    Accounting services                                                         243,445
                    Account maintenance and distribution fees--Class C                          211,628
                    Professional fees                                                            63,891
                    Printing and shareholder reports                                             46,465
                    Transfer agent fees--Class C                                                 39,516
                    Registration fees                                                            32,530
                    Trustees' fees and expenses                                                  26,870
                    Pricing fees                                                                  2,853
                    Other                                                                        20,881
                                                                                         --------------
                    Total expenses                                                                             9,053,107
                                                                                                          --------------
                    Investment  income--net                                                                    4,726,953
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                     (28,271,629)
(Loss) on             Foreign currency transactions--net                                      1,698,619     (26,573,010)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                       40,625,137
                      Foreign currency transactions--net                                      (169,931)       40,455,206
                                                                                         --------------   --------------
                    Net Increase in Net Assets Resulting from Operations                                  $   18,609,149
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 2001

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                         For the Six          For the
                                                                                         Months Ended        Year Ended
                                                                                          April 30,         October 31,
Increase (Decrease) in Net Assets:                                                           2001               2000
Operations:         Investment income--net                                               $    4,726,953   $   19,866,349
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                      (26,573,010)       42,789,122
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   40,455,206     (54,854,446)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     18,609,149        7,801,025
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                        --     (11,202,253)
Shareholders:         Class B                                                                        --      (8,390,029)
                      Class C                                                                        --        (651,595)
                      Class D                                                                        --      (6,514,765)
                    In excess of investment income--net:
                      Class A                                                                        --        (273,935)
                      Class B                                                                        --        (205,166)
                      Class C                                                                        --         (15,934)
                      Class D                                                                        --        (159,309)
                    Realized gain on investments--net:
                      Class A                                                              (19,119,305)     (81,857,581)
                      Class B                                                              (22,100,825)    (118,463,552)
                      Class C                                                               (2,153,588)      (8,717,790)
                      Class D                                                              (16,448,364)     (53,801,676)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (59,822,082)    (290,253,585)
                                                                                         --------------   --------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                  (92,993,964)    (208,110,094)
Transactions:                                                                            --------------   --------------

Net Assets:         Total decrease in net assets                                          (134,206,897)    (490,562,654)
                    Beginning of period                                                   1,223,235,322    1,713,797,976
                                                                                         --------------   --------------
                    End of period*                                                       $1,089,028,425   $1,223,235,322
                                                                                         ==============   ==============

                    *Undistributed investment income--net                                $    4,726,953   $           --
                                                                                         ==============   ==============


                    See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                         Class A
                                                                   For the
                                                                  Six Months
The following per share data and ratios have been derived           Ended
from information provided in the financial statements.            April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              2001       2000       1999        1998       1997
Per Share       Net asset value, beginning of period              $   14.56  $   17.24  $   17.52  $   18.47   $   16.67
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:    Investment income--net++                                .09        .28        .28        .40         .26
                Realized and unrealized gain (loss) on
                investments and foreign currency
                transactions--net                                       .15      (.07)       3.11       1.73        4.31
                                                                  ---------  ---------  ---------  ---------   ---------
                Total from investment operations                        .24        .21       3.39       2.13        4.57
                                                                  ---------  ---------  ---------  ---------   ---------
                Less dividends and distributions:
                  Investment income--net                                 --      (.35)      (.63)      (.12)       (.44)
                  In excess of investment income--net                    --      (.01)         --         --       (.15)
                  Realized gain on investments--net                   (.77)     (2.53)     (3.04)     (2.96)      (2.18)
                                                                  ---------  ---------  ---------  ---------   ---------
                Total dividends and distributions                     (.77)     (2.89)     (3.67)     (3.08)      (2.77)
                                                                  ---------  ---------  ---------  ---------   ---------
                Net asset value, end of period                    $   14.03  $   14.56  $   17.24  $   17.52   $   18.47
                                                                  =========  =========  =========  =========   =========

Total           Based on net asset value per share                 1.53%+++      1.52%     23.25%     13.73%      32.13%
Investment                                                        =========  =========  =========  =========   =========
Return:**

Ratios to       Expenses                                             1.04%*       .97%       .97%      1.00%       1.03%
Average                                                           =========  =========  =========  =========   =========
Net Assets:     Investment income--net                               1.29%*      1.84%      1.70%      2.21%       1.53%
                                                                  =========  =========  =========  =========   =========

Supplemental    Net assets, end of period (in thousands)          $ 328,581  $ 368,995  $ 567,273  $ 691,197   $ 563,098
Data:                                                             =========  =========  =========  =========   =========
                Portfolio turnover                                   22.11%    100.17%     61.12%     78.75%      92.65%
                                                                  =========  =========  =========  =========   =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class B
                                                                   For the
                                                                  Six Months
The following per share data and ratios have been derived           Ended
from information provided in the financial statements.            April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              2001        2000      1999        1998       1997
Per Share       Net asset value, beginning of period              $   12.48  $   15.15  $   15.79  $   16.92   $   15.47
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:    Investment income--net++                                .02        .12        .10        .17         .07
                Realized and unrealized gain (loss) on
                investments and foreign currency
                transactions--net                                       .12      (.08)       2.76       1.60        3.99
                                                                  ---------  ---------  ---------  ---------   ---------
                Total from investment operations                        .14        .04       2.86       1.77        4.06
                                                                  ---------  ---------  ---------  ---------   ---------
                Less dividends and distributions:
                  Investment income--net                                 --      (.18)      (.46)         --       (.32)
                  In excess of investment income--net                    --     --++++         --         --       (.11)
                  Realized gain on investments--net                   (.60)     (2.53)     (3.04)     (2.90)      (2.18)
                                                                  ---------  ---------  ---------  ---------   ---------
                Total dividends and distributions                     (.60)     (2.71)     (3.50)     (2.90)      (2.61)
                                                                  ---------  ---------  ---------  ---------   ---------
                Net asset value, end of period                    $   12.02  $   12.48  $   15.15  $   15.79   $   16.92
                                                                  =========  =========  =========  =========   =========

Total           Based on net asset value per share                 1.00%+++       .48%     21.96%     12.58%      30.84%
Investment                                                        =========  =========  =========  =========   =========
Return:**

Ratios to       Expenses                                             2.06%*      1.99%      2.00%      2.03%       2.06%
Average                                                           =========  =========  =========  =========   =========
Net Assets:     Investment income--net                                .27%*       .90%       .70%      1.07%        .45%
                                                                  =========  =========  =========  =========   =========

Supplemental    Net assets, end of period (in thousands)          $ 408,704  $ 481,876  $ 730,361  $ 787,595   $ 811,859
Data:                                                             =========  =========  =========  =========   =========
                Portfolio turnover                                   22.11%    100.17%     61.12%     78.75%      92.65%
                                                                  =========  =========  =========  =========   =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 2001

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                         Class C
                                                                   For the
                                                                  Six Months
The following per share data and ratios have been derived           Ended
from information provided in the financial statements.            April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              2001       2000       1999        1998       1997
Per Share       Net asset value, beginning of period              $   12.25  $   14.93  $   15.66  $   16.82   $   15.45
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:    Investment income--net++                                .02        .11        .10        .19         .07
                Realized and unrealized gain (loss) on
                investments and foreign currency
                transactions--net                                       .11      (.07)       2.72       1.56        3.97
                                                                  ---------  ---------  ---------  ---------   ---------
                Total from investment operations                        .13        .04       2.82       1.75        4.04
                                                                  ---------  ---------  ---------  ---------   ---------
                Less dividends and distributions:
                  Investment income--net                                 --      (.19)      (.51)         --       (.36)
                  In excess of investment income--net                    --     --++++         --         --       (.13)
                  Realized gain on investments--net                   (.62)     (2.53)     (3.04)     (2.91)      (2.18)
                                                                  ---------  ---------  ---------  ---------   ---------
                Total dividends and distributions                     (.62)     (2.72)     (3.55)     (2.91)      (2.67)
                                                                  ---------  ---------  ---------  ---------   ---------
                Net asset value, end of period                    $   11.76  $   12.25  $   14.93  $   15.66   $   16.82
                                                                  =========  =========  =========  =========   =========

Total           Based on net asset value per share                  .97%+++       .49%     21.97%     12.56%      30.81%
Investment                                                        =========  =========  =========  =========   =========
Return:**

Ratios to       Expenses                                             2.07%*      2.00%      2.01%      2.04%       2.08%
Average                                                           =========  =========  =========  =========   =========
Net Assets:     Investment income--net                                .27%*       .88%       .67%      1.18%        .43%
                                                                  =========  =========  =========  =========   =========

Supplemental    Net assets, end of period (in thousands)          $  40,033  $  43,736  $  52,742  $  51,671   $  22,260
Data:                                                             =========  =========  =========  =========   =========
                Portfolio turnover                                   22.11%    100.17%     61.12%     78.75%      92.65%
                                                                  =========  =========  =========  =========   =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.
+++Aggregate total investment return.
See Notes to Financial Statements.

Merrill Lynch EuroFund
April 30, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                         Class D
                                                                   For the
                                                                  Six Months
The following per share data and ratios have been derived           Ended
from information provided in the financial statements.            April 30,         For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                              2001       2000       1999        1998       1997
Per Share       Net asset value, beginning of period              $   14.40  $   17.07  $   17.39  $   18.35   $   16.57
Operating                                                         ---------  ---------  ---------  ---------   ---------
Performance:    Investment income--net++                                .08        .25        .24        .36         .20
                Realized and unrealized gain (loss) on
                investments and foreign currency
                transactions--net                                       .13      (.08)       3.08       1.72        4.31
                                                                  ---------  ---------  ---------  ---------   ---------
                Total from investment operations                        .21        .17       3.32       2.08        4.51
                                                                  ---------  ---------  ---------  ---------   ---------
                Less dividends and distributions:
                  Investment income--net                                 --      (.30)      (.60)      (.08)       (.41)
                  In excess of investment income--net                    --      (.01)         --         --       (.14)
                  Realized gain on investments--net                   (.73)     (2.53)     (3.04)     (2.96)      (2.18)
                                                                  ---------  ---------  ---------  ---------   ---------
                Total dividends and distributions                     (.73)     (2.84)     (3.64)     (3.04)      (2.73)
                                                                  ---------  ---------  ---------  ---------   ---------
                Net asset value, end of period                    $   13.88  $   14.40  $   17.07  $   17.39   $   18.35
                                                                  =========  =========  =========  =========   =========

Total           Based on net asset value per share                 1.35%+++      1.32%     22.89%     13.49%      31.84%
Investment                                                        =========  =========  =========  =========   =========
Return:**

Ratios to       Expenses                                             1.29%*      1.22%      1.22%      1.25%       1.28%
Average                                                           =========  =========  =========  =========   =========
Net Assets:     Investment income--net                               1.08%*      1.65%      1.48%      2.01%       1.21%
                                                                  =========  =========  =========  =========   =========

Supplemental    Net assets, end of period (in thousands)          $ 311,710  $ 328,628  $ 363,422  $ 316,287   $ 150,474
Data:                                                             =========  =========  =========  =========   =========
                Portfolio turnover                                   22.11%    100.17%     61.12%     78.75%      92.65%
                                                                  =========  =========  =========  =========   =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch EuroFund
April 30, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the couterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .15% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. For the six months ended April 30, 2001, MLIM paid MLAM U.K. a fee of $885,561 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance    Distribution
                                       Fee             Fee
Class B                                .25%           .75%
Class C                                .25%           .75%
Class D                                .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                      FAMD          MLPF&S

Class A                              $  416         $ 5,142
Class D                              $4,758         $67,404

For the six months ended April 30, 2001, MLPF&S received con-tingent deferred sales charges of $230,032 and $5,431 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $5,892 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $13,756 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed MLIM an aggregate of $122,938 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $259,912,673 and $405,937,073, respectively.

Net realized gains (losses) for the six months ended April 30, 2001 and net unrealized gains (losses) as of April 30, 2001 were as follows:
                                    Realized         Unrealized
                                  Gains (Losses)   Gains (Losses)

Long-term investments           $ (28,271,629)    $  40,929,461
Foreign currency transactions        1,698,619        (231,112)
                                 -------------    -------------
Total                           $ (26,573,010)    $  40,698,349
                                 =============    =============

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $40,929,461, of which $143,870,701 related to appreciated securities and $102,941,240 related to depreciated securities. At April 30, 2001, the aggregate cost of investments, for Federal income tax purposes was $1,040,572,703.

4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $92,993,964 and $208,110,094 for the six months ended April 30, 2001 and the year ended October 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended April 30, 2001                  Shares        Amount

Shares sold                         2,785,932   $  40,960,295
Shares issued to shareholders
in reinvestment of distributions    1,165,628      16,703,449
                                  -----------   -------------
Total issued                        3,951,560      57,663,744
Shares redeemed                   (5,870,534)    (85,599,621)
                                  -----------   -------------
Net decrease                      (1,918,974)  $ (27,935,877)
                                  ===========   =============


Class A Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                         7,395,283   $ 108,550,285
Shares issued to shareholders
in reinvestment of dividends
and distributions                   5,713,176      81,698,419
                                  -----------   -------------
Total issued                       13,108,459     190,248,704
Shares redeemed                  (20,671,073)   (297,813,177)
                                  -----------   -------------
Net decrease                      (7,562,614)  $(107,564,473)
                                  ===========   =============


Class B Shares for the Six Months                   Dollar
Ended April 30, 2001                  Shares        Amount

Shares sold                         1,714,967   $  21,580,909
Shares issued to shareholders
in reinvestment of distributions    1,576,405      19,437,078
                                  -----------   -------------
Total issued                        3,291,372      41,017,987
Shares redeemed                   (6,906,478)    (86,249,465)
Automatic conversion of
shares                              (991,951)    (12,448,470)
                                  -----------   -------------
Net decrease                      (4,607,057)  $ (57,679,948)
                                  ===========   =============


Class B Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                         6,738,055   $  86,287,195
Shares issued to shareholders
in reinvestment of dividends
and distributions                   9,022,003     111,602,182
                                  -----------   -------------
Total issued                       15,760,058     197,889,377
Shares redeemed                  (20,639,772)   (260,694,124)
Automatic conversion of
shares                            (4,719,326)    (59,726,260)
                                  -----------   -------------
Net decrease                      (9,599,040)  $(122,531,007)
                                  ===========   =============


Class C Shares for the Six Months                   Dollar
Ended April 30, 2001                  Shares        Amount

Shares sold                           795,021   $   9,647,999
Shares issued to shareholders
in reinvestment of distributions      160,261       1,932,744
                                  -----------   -------------
Total issued                          955,282      11,580,743
Shares redeemed                   (1,122,068)    (13,627,352)
                                  -----------   -------------
Net decrease                        (166,786)  $  (2,046,609)
                                  ===========   =============


Class C Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                         1,789,088   $  22,260,080
Shares issued to shareholders
in reinvestment of dividends
and distributions                     691,421       8,393,845
                                  -----------   -------------
Total issued                        2,480,509      30,653,925
Shares redeemed                   (2,442,593)    (30,297,168)
                                  -----------   -------------
Net increase                           37,916   $     356,757
                                  ===========   =============


Class D Shares for the Six Months                   Dollar
Ended April 30, 2001                  Shares        Amount

Shares sold                         2,042,165   $  28,901,508
Automatic conversion of
shares                                860,098      12,448,470
Shares issued to shareholders in
reinvestment of distributions       1,009,380      14,323,097
                                  -----------   -------------
Total issued                        3,911,643      55,673,075
Shares redeemed                   (4,283,379)    (61,004,605)
                                  -----------   -------------
Net decrease                        (371,736)  $  (5,331,530)
                                  ===========   =============


Class D Shares for the Year                         Dollar
Ended October 31, 2000                Shares        Amount

Shares sold                         3,076,783   $  45,292,754
Automatic conversion of
shares                              4,111,701      59,726,260
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,649,408      51,712,108
                                  -----------   -------------
Total issued                       10,837,892     156,731,122
Shares redeemed                   (9,296,428)   (135,102,493)
                                  -----------   -------------
Net increase                        1,541,464   $  21,628,629
                                  ===========   =============


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended April 30, 2001.

6. Commitments:
At April 30, 2001, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase foreign currency aggregating approximately $4,000,000.